REDWOOD BROADCASTING, INC.

                           SELECTED DEALER AGREEMENT

     Redwood Broadcasting, Inc., a Colorado corporation (the "Company"), invites your participation as a selected dealer ("Selected Dealer") in an offering of the Company's Common Stock, $.004 par value ("Common Stock"), at a price of $2.00 per share. The offering is being made by the Company on a $800,000 best-efforts basis. The offering is being undertaken pursuant to a Registration Statement (the "Registration Statement") and Prospectus (the "Prospectus") included therein which has been filed with the Securities and Exchange Commission on Form SB-2 under the Securities Act of 1933, as amended (the "Securities"), and pursuant to filings that have been made or will be made with the applicable authorities of states in which the offering will be undertaken. The Company is offering the Shares subject to the terms of the Prospectus. This invitation is made by the Company only if the Company's Shares may be lawfully offered by the Selected Dealer in the states in which the Selected Dealer is registered as a broker-dealer. The terms and conditions of this invitation are as follows:

     1.   COMPLIANCE WITH TERMS OF OFFERING.

          Orders received from the Selected Dealer will be accepted only at the price, in the amounts and on the terms which are set forth in the Prospectus.

     2.   SELLING CONCESSION.

          As a Selected Dealer, you will be allowed, on all Shares sold by you, a commission of ten percent (10%) of the purchase price of the Shares.

     3.   STATUS OF SELECTED DEALER.

          The Selected Dealer agrees to purchase the Company's Common Stock for its customers, and all such purchases shall be made only upon orders already received by the Selected Dealer from its customers. In all sales of the Company's Shares to the public, the Selected Dealer shall confirm as agent for another. The Selected Dealer agrees that it will make no sales to any accounts over which it exercises discretionary authority.

     4.   SUBSCRIPTION PROCEDURE.

          a. No sales shall be solicited by the Selected Dealer without first having delivered to each Offeree a copy of the Company's Prospectus in the form prepared by the Company and made available to Selected Dealer.

          b. All sales shall be made pursuant to the completion and execution of a confirmation in the form available to Selected Dealer.

     5.   ACCEPTANCE.

          The Selected Dealer will promptly transmit (by noon of the next business day following receipt) to the Company all complying funds received from investors and a confirmation and a record of each sale which sets forth the name, address, Social Security number of each individual beneficial purchaser, the number of shares purchased, and, if there is more than one registered owner, whether the certificates evidencing the Shares purchased are to be issued to the purchasers in joint tenancy or otherwise.

     6.   BLUE SKY APPROVAL AND REJECTION OF SALES.

          The Company will notify each Selected Dealer of the states in which the Shares have been approved for sale. Each Selected Dealer shall report in writing to the Company the amount and number of the Company's Securities which have been sold in each state and the number of persons in each such state who purchased Company Shares through the Selected Dealer. The Company does not assume any responsibility or obligation with respect to the right of any Selected Dealer to sell Shares in any state. Any sale may be rejected by the Company for any reason and, if rejected, all funds paid by the purchaser which have been received will be returned to the purchaser, without interest.

     7.   PAYMENT.

          Payment for the Company's Shares shall accompany all confirmations. All checks and other orders for the payment of money shall be made payable to "Redwood Broadcasting, Inc." Shares sold by the Selected Dealer shall be available for delivery at the Company, unless other arrangements are made for delivery.

     8.   SELECTED DEALER'S UNDERTAKINGS.

          a. No person is authorized to make any representations concerning the Company's Shares except those contained in the Prospectus and amendments or supplements, if any. The Selected Dealer agrees not to use any supplemental sales literature of any kind without written approval of the Company unless it is furnished by the Company for such purpose. In offering and selling the Company's Shares, the Selected Dealer will rely solely on the representations contained in the Prospectus. Copies of the Prospectus will be supplied by the Company in reasonable quantities upon request.

          b. The Selected Dealer will not offer or sell the Shares in any jurisdiction except those with respect to which the Company has advised you that such offers or sales will be permissible under the state securities or Blue Sky Laws of the respective jurisdictions (notwithstanding any information furnished or any action taken in connection therewith, the Company shall have no obligation or responsibility with respect to the registration or qualification of the Shares in any jurisdiction or the right of any Selected Dealer to sell or advertise them therein) and that, in the event that you sell any Shares in jurisdictions where the Shares have not been registered or qualified, you will accept sole responsibility for any curative measures with respect to, or liability arising from, such sales.

          c. The Selected Dealer will comply with Sections 8, 24, 25 and 36 of Article III of the NASD Rules of Fair Practice.

          d. The Selected Dealer will comply with all applicable provisions of federal and state securities laws in connection with the sale of the Shares to its customers, including, if applicable, Rule 15c2-6. In furtherance of this undertaking, the Selected Dealer agrees not to engage in any "parking arrangements" or "multiple tying arrangements" or accept any after market orders for Company common stock prior to the closing of the offering.

     9.   CONDITIONS OF OFFERING.

          All sales will be subject to delivery by the Company of certificates evidencing the Shares. The Company shall have full authority to take such action as it deems advisable in respect to matters pertaining to the offering. The Company shall incur no liabilities to the Selected Dealer except as may be incurred under the Securities Act of 1933, as amended, for lack of good faith or for obligations assumed in this Agreement. Nothing contained in this Agreement shall be deemed a guarantee or commitment on the part of the Company that Shares will be available for sale to customers of the Selected Dealer.

     10.  FAILURE OF ORDER.

          If an order is rejected or if a payment is received which proves insufficient or worthless, any compensation paid to the Selected Dealer shall be returned either by the Selected Dealer's remittances in cash or by a charge against the account of the Selected Dealer, as the Company may elect.

     11.  REPRESENTATIONS AND AGREEMENTS OF SELECTED DEALER.

          By accepting this Agreement, the Selected Dealer represents that

          a. it is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended;

          b. it is qualified to act as a broker-dealer in the state or other jurisdictions in which it offers the Company's Shares;

          c. it is a member in good standing of the National Association of Securities Dealers, Inc.; and will maintain such registrations, qualifications and memberships throughout the term of this Agreement.

          d. The Selected Dealer agrees to comply with all applicable federal laws; the laws of the states or other jurisdictions concerned; and the Rules and Regulations of the National Association of Securities Dealers, Inc., including, without limitation, Sections 8, 24, 25 and 36 of the Rules of Fair Practice.

          e. The Selected Dealer agrees that it will not offer or sell the Company's Shares in any state or jurisdiction in which it is illegal to offer or sell the Shares.

          f. The Selected Dealer shall not be entitled to any compensation during any period in which it has been suspended or expelled from membership in the National Association of Securities Dealers, Inc.

     12.  SELECTED DEALER'S EMPLOYEES.

          By accepting this Agreement, the Selected Dealer has assumed full responsibility for thorough and proper training of its representatives concerning the selling methods to be used in connection with the offer and sale of the Company's Shares giving special emphasis to the principles of full and fair disclosure to prospective investors and the prohibitions against "Free-Riding and Withholding".

     13.  COMPANY'S INDEMNIFICATION.

          The Company agrees to indemnify, defend and hold the Selected Dealer and each person, if any, who controls the Selected Dealer within the meaning of
Section 15 of the Act, free and harmless from and against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person), which the Selected Dealer or controlling person may incur under the federal or state securities laws and regulations thereunder, state statutes or at common law or otherwise, but only to the extent that such losses, claims, demands, liabilities and expenses shall arise out of or be based upon a violation or alleged violation of the federal or state securities laws and regulations thereunder, state statutes or the common law, including any untrue statement or alleged untrue statement of material fact required to be stated in the Prospectus, or in any amendment or amendments to the Prospectus, or in any application or other papers (hereinafter collectively called "Blue Sky Application"), or shall rise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in the Prospectus, in any amendment or amendments, in any Blue Sky Application, or necessary to make the statements in any thereof not misleading, provided, however, that this indemnity agreement shall not apply to any such losses, claims, demands, liabilities, or expenses arising out of or based upon any such violation, statement or omission made in reliance upon information furnished to the Company by the Selected Dealer in writing expressly for use in the Prospectus or in any amendment or amendments or in a Blue Sky Application. The Selected Dealer agrees to give the Company an opportunity to participate in the defense or preparation of the defense of any action brought against the Selected Dealer or controlling person of the Selected Dealer to enforce any such claim or liability and the Company shall have the right to so participate. The agreement of the Company under this indemnity is expressly conditioned upon notice of any such action having been sent by the Selected Dealer or controlling person, as the case may be, to the Company, by letter or telegram, promptly after the commencement of such an action against the Selected Dealer or controlling person, such notice either being accompanied by copies of papers served or filed in connection with such action or by a statement of the nature of the action to the extent known to the Selected Dealer. Failure to notify the Company within a reasonable amount of time of any such action shall relieve the Company of its liabilities under the foregoing indemnity, but failure to notify the Company as herein provided shall not relieve it from any liability which it may have to the Selected Dealer or controlling persons other than on account of the indemnity agreement. The foregoing described indemnity of the Company in favor of the Selected Dealer and controlling persons shall not be deemed to protect the Selected Dealer and controlling persons against any liability to which the Selected Dealer or controlling persons would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reasons of their reckless disregard of their obligations and duties under this Agreement.

     14.  SELECTED DEALER'S INDEMNIFICATION.

          The Selected Dealer hereby agrees to indemnify and to hold harmless the Company and each person, if any , who controls the Company within the meaning of Section 15 of the Act, against any and all losses, claims, damages, or liabilities to which the Company may become subject under the Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information contained in the Prospectus, or other document filed with the Securities and Exchange Commission, to the extent such information is supplied by the Selected Dealer to the Company for inclusion therein, or are based upon alleged misrepresentations or omissions to state material facts in connection with the statements made by the Selected Dealer or the Selected Dealer's salesmen orally or by other means, or are based upon the Selected Dealer's offers or sales of Shares made in any state or other jurisdiction in violation of such state's or other jurisdiction's laws or regulations; and the Selected Dealer will reimburse the Company for any legal or other expenses reasonably incurred in connection with the investigation of or the defending of any such action or claim. The Company shall, after receiving the first Summons or other legal process disclosing the nature of the action being served upon it in any proceeding in respect of which indemnity may be sought by the Company hereunder, promptly notify the Selected Dealer in writing of the commencement thereof. In case any such litigation be brought against the Company, the Company shall notify The Selected Dealer of the commencement thereof, and the Selected Dealer shall be entitled to participate in (and, to the extent the Selected Dealer shall wish, to direct) the defense thereof at the Selected Dealer's own expense, but such defense shall be conducted by counsel of good standing satisfactory to the Company. If the Selected Dealer shall fail to provide such defense, the Company may defend such action at the Selected Dealer's cost and expense. The Selected Dealer's obligation under this paragraph shall survive the termination of this Agreement.

     15.  EXPENSES.

          The Selected Dealer will be responsible for its share of any liability or expenses as a result of any tax, claim or the expenses of resisting a claim imposed in connection with the offering of the Shares, except those expenses which may be covered by the Company's indemnification described in Paragraph 14.

     16.  USE OF SELECTED DEALER'S NAME.

          The Selected Dealer authorizes the Company to determine the form and manner of any public advertisement of the Shares including using the Selected Dealer's name in the advertisement.

     17.  COMMUNICATIONS.

          All communications to the Company should be sent to the address shown in this Agreement. Any notice to the Selected Dealer shall be properly given if mailed or telephoned to the Selected Dealer below.

     18.  ASSIGNMENT AND TERMINATION.

          This Agreement may not be assigned by the Selected Dealer without the Company's consent. This Agreement will terminate upon the termination of the offering except that the Company may terminate this Agreement at any time by giving written notice to the Selected Dealer.

     IN WITNESS WHEREOF, the parties have signed this Agreement this _____ day of January, 1997.

                              REDWOOD BROADCASTING, INC.
                              715 Elbow Bend Road, Bldg. A, Ste. I
                              P.O. Box 3658
                              Carefree, Arizona  85377



                              By: _________________________________________


ACCEPTANCE BY SELECTED DEALER


                         Firm Name: _______________________________________
                         By: ______________________________________________
                         Address: _________________________________________
                         __________________________________________________
                         Telephone No. ____________________________________
                         IRS Employer Identification No. __________________
                         Date: ____________________________________________
                         Share Allocation: ________________________________